Exhibit 99.2

Filed by PowerFleet, Inc.

Pursuant to Rule 425 of the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

Subject Company: Mix Telematics Limited

Commission File No.: 001-36027

Powerfleet + MiX Telematics

Business Combination Summary

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws. The actual results of Powerfleet, Inc. ("Powerfleet" or "PWFL"), MiX Telematics Limited ("MiX" or "MIXT") and the combined business's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements include, without limitation, the parties' expectations with respect to their beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside the parties' control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) the completion of the proposed transaction in the anticipated timeframe or at all; (ii) the satisfaction of the closing conditions to the proposed transaction including, but not limited to the ability to obtain approval of the stockholders of Powerfleet and shareholders of MiX and the ability to obtain financing; (iii) the failure to obtain necessary regulatory approvals; (iv) the ability to realize the anticipated benefits of the proposed transaction; (v) the ability to successfully integrate the businesses; (vi) disruption from the proposed transaction making it more difficult to maintain business and operational relationships; (vii) the negative effects of the announcement of the proposed transaction or the consummation of the proposed transaction on the market price of MiX's or Powerfleet's securities; (viii) significant transaction costs and unknown liabilities; (ix) litigation or regulatory actions related to the proposed transaction; and (x) such other factors as are set forth in the periodic reports filed by MiX and Powerfleet with the Securities and Exchange Commission ("SEC"), including but not limited to those described under the heading "Risk Factors" in their annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC's website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this presentation are made only as of the date of this presentation, and except as otherwise required by applicable securities law, neither MiX nor Powerfleet assumes any obligation nor do they intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Additional Information And Where To Find It

In connection with the proposed transaction, Powerfleet intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Powerfleet and MiX and a prospectus of Powerfleet.

Additionally, MiX intends to prepare a scheme circular for MiX shareholders in accordance with the Companies Act of South Africa (including the Companies Act Regulations, 2011 thereunder) and the Johannesburg Stock Exchange's listings requirements with respect to a shareholder meeting at which MiX shareholders will be asked to vote on the proposed transaction. The scheme circular will be issued to MiX shareholders together with the proxy statement/prospectus. If you hold MiX ordinary shares through an intermediary such as a broker/dealer or clearing agency, or if you hold MiX American Depository Shares ("ADSs"), you should consult with your intermediary or The Bank of New York Mellon, the depositary for the MiX ADSs, as applicable, about how to obtain information on the MiX shareholder meeting.

After Powerfleet's registration statement on Form S-4 has been filed and declared effective by the SEC, Powerfleet will send the definitive proxy statement/prospectus to the Powerfleet shareholders entitled to vote at the meeting relating to the proposed transaction, and MiX will send the scheme circular, together with the definitive proxy statement/prospectus, to MiX shareholders entitled to vote at the meeting relating to the proposed transaction. MiX and Powerfleet may file other relevant materials with the SEC in connection with the proposed transaction. **INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN), THE SCHEME CIRCULAR AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.** Investors and shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Powerfleet and MiX once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Powerfleet or MiX will make available copies of materials they file with, or furnish to, the SEC free of charge at https://ir.powerfleet.com and http://investor.mixtelematics.com, respectively.

No Offer Or Solicitation

This communication shall not constitute an offer to buy or sell any securities, or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants In The Solicitation

Powerfleet, MiX and their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Powerfleet and MiX in connection with the proposed transaction. Securityholders may obtain information regarding the names, affiliations and interests of Powerfleet's directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023, its amended Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023, and its definitive proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on June 21, 2023. Securityholders may obtain information regarding the names, affiliations and interests of MiX's directors and executive officers in its Annual Report on Form 10-K for the year ended March 31, 2023, which was filed with the SEC on June 22, 2023, and its definitive proxy statement for its 2023 annual general meeting of shareholders, which was filed with the SEC on July 28, 2023. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus, scheme circular and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus and scheme circular carefully when they become available before making any voting or investment decisions. You may obtain free copies of these documents from Powerfleet or MiX using the sources indicated above.

Powerfleet & MiX Announce Transformative Business Combination

Combination Expected to Create Top-Tier Global Provider in Mobile Asset IoT Industry with Unparalleled Artificial Intelligence Enhanced SaaS Solution Portfolio

~1.7 Million Combined Subscriber Base Expected to Provide Immediate Scale

Expected to Create a Day One Business with Total Revenue of $279 Million, Including $210 Million of High-Margin Service Revenues and Combined Service Gross Margins of 67%

In Addition to Organic Growth, Combination is Expected to Unlock Significant Annual EBITDA Expansion Within First Two Years

Expected to Deliver Significant Cross-Sell and Upsell Opportunities for Powerfleet's Unity Platform, Modular Software, and AI-Driven Data Solutions into Combined Base of 7,500 Enterprise Customers

Strategic Objectives

- Create a global top-tier mobile asset IoT SaaS provider with significant scale
- Accelerate Unity platform strategy with device-agnostic and data integration capabilities
- Drive increased high growth and high margin SaaS recurring revenues
- Maximize cross-sell and upsell opportunity across multiple asset types on a global scale
- Deliver consolidation through broadest AI and software solution set and improve stickiness with customer base
- Bolster profitability and value creation for shareholders with increased opportunities for revenue and EBITDA expansion

POWERFLEET® | MiX TELEMATICS

Transaction Overview

Signed	October 10, 2023
Post-Transaction Ownership Structure	MIXT shareholders to own approximately 65% and PWFL shareholders to own approximately 35% of combined entity.
Planned Capital Raise and Use of Proceeds	In connection with the transaction, Powerfleet and MiX are positioned to secure $75 million in incremental debt which the companies anticipate will be fully executed at or before close. The proceeds from the refinancing of the combined company's balance sheet will be used to redeem in full the outstanding convertible preferred stock held by affiliates of Abry Partners. Transaction-related expenses will be paid from cash on the balance sheet.
Financial Impact	Combined business with total revenue of $279 million, including $210 million in recurring high-margin SaaS revenue and $39 million of adjusted EBITDA for the trailing twelve-month (TTM) period ended June 30, 2023 (excluding selected non-cash and non-recurring items).
Post-Transaction Executive Team & Board of Directors	Following the transaction, Steve Towe will remain CEO of Powerfleet and David Wilson will remain CFO. Stefan Joselowitz, current CEO of MiX, will be retiring. A new board of directors of Powerfleet will be formed. Michael Brodsky will be Chairman. Steve Towe will be on the board. Ian Jacobs, MiX Telematics' current Chairman, will be joining the board. MiX will appoint one additional board member and further board member appointments will be made by mutual consent.
Anticipated Close	First quarter of calendar year 2024; subject to customary closing conditions.

POWERFLEET® MiX TELEMATICS

A Powerful Combination

Data & Device Agnostic | **POWERFLEET UNITY** | **AI-Led Data Harmonization**

POWERFLEET® | MiX TELEMATICS

- Field Service Management
- Industrial Solutions
- Real-Time Logistics Solutions
- EV Solutions
- Camera Solutions
- LCV Solutions
- Connected Cars
- Logistics Trailer Tracking

- Safety
- Insurance
- Sustainability
- Compliance and Security
- Productivity & Optimization

- Hardware Differentiation
- Mesh Network Capability
- IoT Innovation
- Direct channel presence
- Indirect channel expertise

Combination Expected to Create **Top-Tier Global Provider** in Mobile Asset IoT Industry with Unparalleled **Artificial Intelligence Enhanced SaaS Solution Portfolio**

Enhanced Shareholder Value

The transaction will immediately increase value to our existing and prospective shareholders with combined total revenue of $279 million and $39 million of adjusted EBITDA.

The stronger balance sheet paired with the growth-centric capital structure is expected to propel the combined entity towards ambitious and achievable growth goals, including "Rule of 40" performance.

Market Leadership

The combined company will create a top-tier mobile asset IoT SaaS organization with significant scale, serving all mobile asset types. The increased scale is expected to enable the combined entity to more efficiently serve our customers and create advantage to compete in an industry characterized by the need for high pace of development and innovation.

Scale & Data Strategy

With a combined base of approximately 1.7 million subscribers following the transaction, the joint entity is expected to achieve significant scale as well as enhance our Unity platform strategy - including our AI-led data harmonization and integration capabilities.

R&D Excellence

By integrating the Powerfleet and MiX world-class engineering and technology teams, the combined organization is expected to accelerate the delivery of top-class solutions with improved competitive advantage.

GTM Acceleration & Increased Reach

Our combined geographical footprint, deep vertical expertise, and expanded software solution sets coupled with our extensive direct and indirect sales channel capabilities will enable us to maximize significant cross-sell and upsell opportunities within our impressive joint customer base.

World-Class Talent

With more than 1,800 tenured and talented team members worldwide, the combined entity will focus on attracting and retaining top talent to deliver optimal value to our customers.

The **Global Powerhouse** With

7,500 enterprise customers worldwide

total revenue
$279m

1,800
tenured and talented team members

total subscribers worldwide
1.7 million

6 continents with physical geographic presence

Walmart · Eskom · Publix · AVIS · TOTAL · POLICE משטרת ישראל · DHL · IBERDROLA

POWERFLEET® MiX TELEMATICS

Contact Us

Powerfleet Investor Contact

Matt Glover
Gateway Group, Inc.
PWFL@gateway-grp.com
+1 (949) 574-3860

MiX Telematics Investor Contact

Cody Cree
Gateway Group, Inc.
MIXT@gateway-grp.com
+1 (949) 574-3860

Powerfleet Media Contact

Andrea Hayton
ahayton@powerfleet.com
+1 (610) 401-1999

MiX Telematics Media Contact

Jonathan Bates
jonathan.bates@mixtelematics.com
+44 7921 242892

POWERFLEET® MiX | TELEMATICS

Appendix

Reconciliation of EBITDA to GAAP Financial Measure

	PWFL 12-Months Ended 30-Jun-23	MIXT 12-Months Ended 30-Jun-23	Combined 12-Months Ended 30-Jun-23
	$'000	$'000	$'000
Net loss attributable to common stockholders	(7,227)	5,451	**(1,776)**
Non-controlling interest	3	0	**3**
Preferred stock dividend and accretion	5,062	0	**5,062**
Interest (income) expense, net	1,607	1,007	**2,614**
Other (income) expense, net	(24)	0	**(24)**
Income tax (benefit) expense	1,395	7,153	**8,548**
Depreciation and amortization	8,629	15,875	**24,504**
Stock-based compensation	3,941	934	**4,875**
Foreign currency translation	(1,094)	463	**(631)**
Severance related expenses	1,380	-	**1,380**
Gain on bargain purchase - Movingdots	(7,517)	-	**(7,517)**
Acquisition related costs	540	784	**1,324**
Impairment of long-lived assets	-	104	**104**
Net loss/(profit) on sale of PP&E	-	4	**4**
Restructuring costs	-	1,043	**1,043**
Contingent consideration remeasurement	-	(528)	**(528)**
Adjusted EBITDA	6,695	32,290	**38,985**

POWERFLEET® MiX TELEMATICS